                                                                 Exhibit 21.1


                                  SUBSIDIARIES
                                  ------------

                                                     STATE OF                                                              PERCENT
NAME OF SUBSIDIARY                                   INCORPORATION              DIRECT OWNER                               OWNERSHIP
------------------                                   -------------              ------------                               ---------
AMI INDUSTRIES, INC.                                 COLORADO                   COLTEC INDUSTRIES INC                        100
AMI INDUSTRIES FSC, INC.                             VIRGIN ISLANDS             AMI INDUSTRIES, INC.                         100
THE ANCHOR PACKING COMPANY                           DELAWARE                   GARLOCK INC                                  100
APOLLO INSURANCE COMPANY                             VERMONT                    COLTEC INDUSTRIES INC                        100
CII HOLDINGS INC                                     DELAWARE                   COLTEC INDUSTRIES INC                        100
CNC MEMBER INC                                       NORTH CAROLINA             COLTEC NORTH CAROLINA INC                    100
CNC FINANCE LLC                                      NORTH CAROLINA             COLTEC NORTH CAROLINA INC                    99
                                                                                CNC MEMBER INC                               1
CEFILAC S.A.                                         FRANCE                     COLTEC INDUSTRIES FRANCE S.A.S.              100
COLTEC AEROSPACE CANADA LTD.                         CANADA                     COLTEC CANADA INC                            100
COLTEC AUTOMOTIVE INC                                DELAWARE                   COLTEC INDUSTRIES INC                        100
COLTEC CANADA INC                                    DELAWARE                   CII HOLDINGS INC                             89
                                                                                WALBAR INC                                   11
COLTEC DO BRASIL PRODUTOS                            BRAZIL                     COLTEC INDUSTRIES INC                        89
  INDUSTRIAS LTDA.                                                              COLTEC INTERNATIONAL                         11
COLTEC (GIBRALTAR)*                                  GIBRALTAR                  COLTEC AEROSPACE CANADA LTD.                 100
COLTEC (GREAT BRITAIN LIMITED)                       UNITED KINDOM              COLTEC INDUSTRIES INC                        85
                                                                                COLTEC AEROSPACE CANADA LTD.                 15
COLTEC HOLDINGS INC                                  DELAWARE                   COLTEC INDUSTRIES INC                        100
COLTEC INDUSTRIAL PRODUCTS INC                       DELAWARE                   GARLOCK INC                                  100
COLTEC INDUSTRIES INTERNATIONAL INC                  BARBADOS                   COLTEC INDUSTRIES INC                        100
COLTEC INDUSTRIES FRANCE  SAS*                       FRANCE                     HOLLEY AUTOMOTIVE SYSTEMS GmbH               75
                                                                                COLTEC AEROSPACE CANADA LTD.                 25
COLTEC INDUSTRIES KOREA                              KOREA                      COLTEC INDUSTRIES INC                        89
                                                                                COLTEC INTERNATIONAL SERVICES CO             11
COLTEC INDUSTRIES PACIFIC PTE LTD                    SINGAPORE                  COLTEC INDUSTRIES INC                        100
COLTEC INTERNATIONAL SERVICES CO                     DELAWARE                   COLTEC INDUSTRIES INC                        100
COLTEC LUXEMBOURG S.A.*                              LUXEMBOURG                 COLTEC AEROSPACE CANADA                      99
                                                                                  COLTEC (GIBRALTAR)                         1
COLTEC NORTH CAROLINA INC                            NORTH CAROLINA             COLTEC INDUSTRIES INC                        100
COLTEC TECHNICAL SERVICES INC                        DELAWARE                   COLTEC INDUSTRIES INC                        100
DM & T, INC.                                         MICHIGAN                   COLTEC INDUSTRIES INC                        100
DELAVAN EUROPEAN MARKETING                           UNITED KINGDOM             DELAVAN LIMITED                              100
  COMPANY LIMITED
DELAVAN INC*                                         DELAWARE                   COLTEC INDUSTRIES INC                        100
DELAVAN LIMITED                                      UNITED KINGDOM             COLTEC (GREAT BRITAIN)                       100
DELAVAN WATSON LTD                                   UNITED KINGDOM             DELAVAN EUROPEAN                             100
FARNAM SEALING SYSTEMS INC                           DELAWARE                   COLTEC INDUSTRIES INC                        100
GARLOCK BEARINGS INC                                 DELAWARE                   GARLOCK INC                                  80
                                                                                T&N                                          20
GARLOCK DE MEXICO, S.A. DE C.V.                      MEXICO                     GARLOCK INC                                  65.7
                                                                                COLTEC INTERNATIONAL                         34.3
                                                                                  SERVICES CO
GARLOCK GmbH                                         GERMANY                    HOLLEY AUTOMOTIVE SYSTEMS GmbH               100
GARLOCK (GREAT BRITAIN) LIMITED                      UNITED KINGDOM             COLTEC (GREAT BRITAIN LIMITED)               100
GARLOCK INC                                          OHIO                       COLTEC INDUSTRIES INC                        100
GARLOCK INTERNATIONAL INC                            DELAWARE                   GARLOCK INC                                  100

                                  SUBSIDIARIES
                                  ------------

                                                     STATE OF                                                              PERCENT
NAME OF SUBSIDIARY                                   INCORPORATION              DIRECT OWNER                               OWNERSHIP
------------------                                   -------------              ------------                               ---------

GARLOCK OF CANADA LTD.                               CANADA                     GARLOCK INTERNATIONAL SERVICES               100
GARLOCK OVERSEAS CORPORATION                         DELAWARE                   GARLOCK INC                                  100
GARLOCK PTY. LIMITED                                 AUSTRALIA                  GARLOCK INC                                  80
                                                                                CATALA INVESTMENTS                           10
                                                                                LEIGH MITCHELL                               10
GARLOCK S.A.                                         PANAMA                     GARLOCK INC                                  100
GARRISON LITIGATION MANAGEMENT                       DELAWARE                   COLTEC INDUSTRIES INC                        93.3
  GROUP, LTD.                                                                   GLM INVESTMENTS, INC.
                                                                                1005 CORP.
H. T. WATSON LIMITED                                 UNITED KINGDOM             DELAVAN WATSON LIMITED                       100
HOLLEY AUTOMOTIVE GROUP LIMITED                      UNITED KINGDOM             DELAVAN LIMITED                              100
HOLLEY AUTOMOTIVE INC                                DELAWARE                   COLTEC INDUSTRIES INC                        100
HOLLEY AUTOMOTIVE SYSTEMS GmbH                       GERMANY                    COLTEC INDUSTRIES INC                        85
                                                                                COLTEC AEROSPACE CANADA LTD.                 15
JAMCO PRODUCTS, LLC                                  TEXAS                      GARLOCK INC                                  100
LIARD S.A.                                           FRANCE                     COLTEC INDUSTRIES FRANCE SAS                 100
LOUIS MULAS SVCS, S.A. DE C.V.                       MEXICO                     GARLOCK INC                                  65.7
MAINLAND SEALING PRODUCTS, LLC.                      NORTH CAROLINA             GARLOCK INC                                  100
MENASCO AEROSYSTEMS INC                              DELAWARE                   COLTEC INDUSTRIES INC                        100
MENASCO-KROSNO                                       POLAND                     COLTEC AEROSPACE CANADA LTD.                 90.4
SALT LICK RAILROAD COMPANY                           PENNSYLVANIA               COLTEC INDUSTRIES INC                        100
SPRAY FABRICATIONS LTD.                              UNITED KINGDOM             DELAVAN WATSON LIMITED                       100
STEMCO INC                                           TEXAS                      GARLOCK INC                                  100
STEMCO TRUCK PRODUCTS PTY. LIMITED                   AUSTRALIA                  GARLOCK OVERSEAS CORPORATION                 100
WALBAR INC                                           DELAWARE                   DELAVAN INC                                  100